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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                AMENDMENT NO. 2

                                       TO
                                 SCHEDULE 13E-3
                        RULE 13E-3 TRANSACTION STATEMENT
       (PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934)

                                BIC CORPORATION
                                (NAME OF ISSUER)

                   SOCIETE BIC S.A., BIC MERGER CORPORATION,
                         BRUNO BICH, AS VOTING TRUSTEE,
                              AND BIC CORPORATION
                      (NAME OF PERSON(S) FILING STATEMENT)

                         COMMON SHARES, $1.00 PAR VALUE
                         (TITLE OF CLASS OF SECURITIES)

                                   088734108
                     (CUSIP NUMBER OF CLASS OF SECURITIES)

                            THOMAS M. KELLEHER, ESQ.
                         GENERAL COUNSEL AND SECRETARY
                                BIC CORPORATION
                                 500 BIC DRIVE
                               MILFORD, CT 06460
                                 (203) 783-2000
      (NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED TO RECEIVE
       NOTICES AND COMMUNICATIONS ON BEHALF OF PERSONS FILING STATEMENT)

                                   COPIES TO:

     MARIE-AIMEE BICH-DUFOUR               ANDREW L. SOMMER                   PETER D. LYONS
   VICE PRESIDENT AND SECRETARY          DEBEVOISE & PLIMPTON              SHEARMAN & STERLING
         SOCIETE BIC S.A.                  875 THIRD AVENUE                599 LEXINGTON AVENUE
           9, RUE PETIT                   NEW YORK, NY 10022                NEW YORK, NY 10022
       92110 CLICHY FRANCE                  (212) 909-6000                    (212) 848-4000
       011-331-45-19-52-00

This statement is filed in connection with (check the appropriate box):

i. /X/ The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR 240.14a-1 to 240.14b-1], Regulation 14C [17 CFR 240.14c-1 to 240.14c-101] or Rule 13e-3(c) [sec.
          240.13e-3(c)] under the Securities Exchange Act of 1934.

ii.   / /  The filing of a registration statement under the Securities Act of
           1933.

iii.  / /  A tender offer.

iv.  / /  None of the above.

     Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: /X/

                           CALCULATION OF FILING FEE

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

                             TRANSACTION VALUATION*                                  AMOUNT OF FILING FEE**
-------------------------------------------------------------------------------------------------------------
     $218,878,038................................................................          $43,775.61
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

 * 5,404,396 Common Shares, par value $1.00 per share, of BIC Corporation (the "Common Shares") to be converted into the right to receive $40.50 per share in cash.

** The amount of the filing fee, calculated in accordance with Regulation 240.0-11 of the Securities Exchange Act of 1934 equals 1/50th of one per cent of the transaction value.

/X/ Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement, number or the form or Schedule and the date of its filing.

     Amount Previously Paid: $43,775.61
     Form or Registration No.: Schedule 14A
     Filing Party: BIC Corporation
     Date Filed: August 28, 1995
--------------------------------------------------------------------------------
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

                                  INTRODUCTION


     This Amendment No. 2 amends and supplements the Schedule 13E-3 Transaction Statement filed on August 28, 1995 (as amended by Amendment No. 1 thereto on October 6, 1995, the "Statement") by Societe BIC S.A., a societe anonyme organized under the laws of the Republic of France ("Parent"), BIC Merger Corporation ("Mergeco"), a New York corporation and a majority-owned subsidiary of Parent, Bruno Bich, as voting trustee (the "Voting Trustee") pursuant to the Voting Trust Agreement, dated as of February 5, 1991, by and among the Company, Parent, Marcel L. Bich, Neil A. Pollio, Bruno Bich and Francois Bich (as amended, the "Voting Trust Agreement") and BIC Corporation, a New York corporation (the "Company") in connection with an Agreement and Plan of Merger, dated as of August 15, 1995 (the "Merger Agreement"), by and among Parent, Mergeco, the Company and Bruno Bich, as Voting Trustee.


     The following Cross Reference Sheet is supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the revised preliminary proxy statement filed by the Company with the Securities and Exchange Commission contemporaneously herewith (including all annexes and schedules thereto, the "Revised Preliminary Proxy Statement") of the information required to be included in response to the items of this Statement. The information in the Revised Preliminary Proxy Statement, a copy of which is attached hereto as Exhibit (d)(1), is hereby expressly incorporated by reference and the responses to each item are qualified in their entirety by the provisions of the Revised Preliminary Proxy Statement.

                   CROSS REFERENCE SHEET SHOWING LOCATION IN
               REVISED PRELIMINARY PROXY STATEMENT OF INFORMATION
                      REQUIRED BY ITEMS IN SCHEDULE 13E-3

                                                         LOCATION IN REVISED PRELIMINARY
               SCHEDULE 13E-3 ITEM                               PROXY STATEMENT
-------------------------------------------------  -------------------------------------------
  1.  Issuer and Class of Security Subject to the
      Transaction
      Item 1(a)..................................  Cover Page and "The Parties"
      Item 1(b)..................................  Cover Page and "Introduction -- Record
                                                   Date; Quorum; Required Vote"
      Item 1(c)..................................  "Market Prices and Dividends"
      Item 1(d)..................................  "Market Prices and Dividends"
      Item 1(e)..................................  Not applicable
      Item 1(f)..................................  "Transactions by Certain Persons in Common
                                                   Shares"
  2.  Identity and Background
      Items 2(a)-(d) and (g).....................  Cover Page; "Introduction -- General" and
                                                   "-- The Special Meeting"; "The Parties";
                                                   and "Management of Parent, Mergeco and the
                                                   Company"
      Items 2(e) and (f).........................  Not applicable
  3.  Past Contacts, Transactions or Negotiations
      Item 3(a)(1)...............................  "Special Factors -- Interest of Certain
                                                   Persons in the Merger"
      Item 3(a)(2) and (b).......................  "Special Factors -- Background of the
                                                   Merger" and "-- Certain Litigation"
  4.  Terms of Transaction
      Item 4(a)..................................  "Introduction -- Record Date; Quorum;
                                                   Required Vote"; and "The Merger"
      Item 4(b)..................................  "Introduction -- Record Date; Quorum;
                                                   Required Vote"; "Special
                                                   Factors -- Interest of Certain Persons in
                                                   the Merger"; and "The Merger --
                                                   General -- Treatment of Shares in the
                                                   Merger"
  5.  Plans or Proposals of the Issuer or
      Affiliate
      Items 5(a)-(g).............................  "Special Factors -- Certain Effects of the
                                                   Merger"; "-- Plans for the Company After
                                                   the Merger", and "-- Interest of Certain
                                                   Persons in the Merger"
  6.  Source and Amounts of Funds or Other
      Consideration
      Item 6(a)..................................  "The Merger -- Payment for Public Shares;
                                                   Sources of Funds"
      Item 6(b)..................................  "Special Factors -- Fees and Expenses"
      Item 6(c) and (d)..........................  Not applicable
  7.  Purpose(s), Alternatives, Reasons and
      Effects
      Items 7(a) and (c).........................  "Special Factors -- Background of the
                                                   Merger" and "-- Purpose and Structure of
                                                   the Merger"
      Item 7(b)..................................  "Special Factors -- Background of the
                                                   Merger"

                                                         LOCATION IN REVISED PRELIMINARY
               SCHEDULE 13E-3 ITEM                               PROXY STATEMENT
-------------------------------------------------  -------------------------------------------
      Item 7(d)..................................  "Special Factors -- Background of the
                                                   Merger," "-- Certain Effects of the
                                                   Merger"; "-- Plans for the Company After
                                                   the Merger" and "-- Certain U.S. Federal
                                                   Income Tax Consequences"; and "The
                                                   Merger -- Accounting Treatment"
  8.  Fairness of the Transaction
      Item 8(a)..................................  "Special Factors -- Recommendations of the
                                                   Special Committee and Board of Directors of
                                                   the Company; Fairness of the Merger"
      Item 8(b)..................................  "Special Factors -- Background of the
                                                   Merger," "-- Recommendations of the Special
                                                   Committee and Board of Directors of the
                                                   Company; Fairness of the Merger,"; "--
                                                   Purpose and Structure of the Merger"; and
                                                   "-- Opinion of Goldman, Sachs & Co.;
                                                   Summary of Financial Analyses"
      Item 8(c)..................................  "Introduction -- Record Date; Quorum;
                                                   Required Vote"; and "The
                                                   Merger -- General -- Conditions to the
                                                   Merger; Amendment, Waiver and Termination"
      Item 8(d)..................................  "Special Factors -- Background of the
                                                   Merger," "-- Recommendations of the Special
                                                   Committee and Board of Directors of the
                                                   Company; Fairness of the Merger" and "--
                                                   Opinion of Goldman, Sachs & Co.; Summary of
                                                   Financial Analyses"
      Item 8(e)..................................  "Special Factors -- Background of the
                                                   Merger"
      Item 8(f)..................................  Not applicable
  9.  Reports, Opinions, Appraisals and Certain
      Negotiations
      Items 9(a)-(c).............................  "Special Factors -- Background of the
                                                   Merger" and "-- Opinion of Goldman, Sachs &
                                                   Co.; Summary of Financial Analyses";
                                                   Exhibit(b)(1)
 10.  Interest in Securities of the Issuer.......
      Item 10(a).................................  "Introduction -- Record Date; Quorum;
                                                   Required Vote"; "Special
                                                   Factors -- Interest of Certain Persons in
                                                   the Merger"; and "Ownership of Common
                                                   Shares"
      Item 10(b).................................  "Transactions by Certain Persons in Common
                                                   Shares"
 11.  Contracts, Arrangements or Understandings
      with Respect to the Issuer's Securities....  "Special Factors -- Interest of Certain
                                                   Persons in the Merger -- Voting Trust
                                                   Agreement"; "The Merger"; Annex A to the
                                                   Revised Preliminary Proxy Statement; and
                                                   Exhibit(c)(2), (c)(3) and (c)(4)
 12.  Present Intention and Recommendation of
      Certain Persons with Regard to the
      Transaction
      Items 12(a)-(b)............................  "Introduction -- The Special Meeting" and
                                                   "-- Record Date; Quorum; Required Vote";
                                                   and "Special Factors -- Recommendations of
                                                   the Special Committee and Board of
                                                   Directors of the Company; Fairness of the
                                                   Merger" and "-- Interest of Certain Persons
                                                   in the Merger"

                                                         LOCATION IN REVISED PRELIMINARY
               SCHEDULE 13E-3 ITEM                               PROXY STATEMENT
-------------------------------------------------  -------------------------------------------
 13.  Other Provisions of the Transaction
      Item 13(a).................................  "The Merger -- Dissenters' Rights" and
                                                   Annex C to the Revised Preliminary Proxy
                                                   Statement
      Items 13(b) and (c)........................  Not applicable
 14.  Financial Information
      Item 14(a).................................  "Selected Consolidated Financial Data of
                                                   the Company"; Exhibits (g)(1) and (g)(2)
      Item 14(b).................................  Not applicable
 15.  Persons and Assets Employed, Retained
      or Utilized
      Items 15(a) and (b)........................  "Introduction -- Solicitation of Proxies";
                                                   "Special Factors -- Fees and Expenses";
                                                   "-- Background of the Merger"; and
                                                   "-- Opinion of Goldman, Sachs & Co.;
                                                   Summary of Financial Analyses"
 16.  Additional Information.....................  Revised Preliminary Proxy Statement in its
                                                   entirety
 17.  Material to be Filed as Exhibits...........  Separately included herewith

ITEM 1.  ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

     (a) The name of the issuer of the class of equity security which is the subject of the Rule 13e-3 transaction is BIC Corporation and the address of its principal executive offices is 500 BIC Drive, Milford, CT 06460. All cross references in this Statement refer to captions in the Revised Preliminary Proxy Statement.

     (b) The relevant information set forth on the Cover Page of the Revised Preliminary Proxy Statement and under the caption "Introduction -- Record Date; Quorum; Required Vote" is incorporated herein by reference.

     (c) The relevant information set forth under the caption "Market Price and Dividends" is incorporated herein by reference.

     (d) The relevant information set forth under the caption "Market Price and Dividends" is incorporated herein by reference.

     (e) Not Applicable.

     (f) The relevant information set forth in "Transactions by Certain Persons in Common Shares" is incorporated herein by reference.

ITEM 2.  IDENTITY AND BACKGROUND.

     (a)-(d) and (g) This Statement is being filed by Parent, Mergeco, Bruno Bich, as Voting Trustee, and the Company (the last being the issuer of the subject security). The relevant information set forth on the Cover Page of the Revised Preliminary Proxy Statement and set forth under the captions "Introduction -- General" and "-- the Special Meeting," "The Parties" and "Management of Parent, Mergeco and the Company" is incorporated herein by reference.

     (e) and (f) During the last 5 years, none of Parent, Mergeco, the Voting Trustee and the Company or, to the best of Parent's, Mergeco's, the Voting Trustee's or the Company's knowledge, any of the persons listed in "Management of Parent, Mergeco and the Company" (i) has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws or finding any violations of such laws.

ITEM 3.  PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

     (a)(1) The relevant information set forth under the caption "Special Factors -- Interest of Certain Persons in the Merger" is incorporated herein by reference.

     (a)(2) and (b) The relevant information set forth under the captions "Special Factors -- Background of the Merger" and "-- Certain Litigation" is incorporated herein by reference.

ITEM 4.  TERMS OF THE TRANSACTION.

     (a) The relevant information set forth under the captions
"Introduction -- Record Date; Quorum; Required Vote" and "The Merger" is incorporated herein by reference.

     (b) The relevant information set forth under the captions
"Introduction -- Record Date; Quorum; Required Vote," "Special
Factors -- Interest of Certain Persons in the Merger," and "The Merger -- General -- Treatment of Shares in the Merger" is incorporated herein by reference.

ITEM 5.  PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

     (a)-(g) The relevant information set forth under the caption "Special Factors -- Certain Effects of the Merger"; "-- Plans for the Company After the Merger" and "-- Interest of Certain Persons in the Merger" is incorporated herein by reference.

ITEM 6.  SOURCE AND AMOUNTS OF FUNDS OR OTHER CONSIDERATION.

     (a) The relevant information set forth under the caption "The
Merger -- Payment for Public Shares; Sources of Funds" is incorporated herein by reference.

     (b) The relevant information set forth under the caption "Special Factors -- Fees and Expenses" is incorporated herein by reference.

     (c) and (d) Not applicable.

ITEM 7.  PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

     (a) and (c) The relevant information set forth under the captions "Special Factors -- Background of the Merger" and "-- Purpose and Structure of the Merger" is incorporated herein by reference.

     (b) The relevant information set forth under the caption "Special Factors -- Background of the Merger" is incorporated herein by reference.

     (d) The relevant information set forth under the captions "Special
Factors -- Background of the Merger," "-- Certain Effects of the Merger",
"-- Plans for Company After the Merger" and "-- Certain U.S. Federal Income Tax Consequences" and "The Merger -- Accounting Treatment" is incorporated herein by reference.

ITEM 8.  FAIRNESS OF THE TRANSACTION.

     (a) The relevant information set forth under the captions "Special
Factors -- Recommendation of the Special Committee and Board of Directors of the Company; Fairness of the Merger" is incorporated herein by reference.

     (b) The relevant information set forth under the captions "Special Factors -- Background of the Merger," "-- Recommendation of the Special Committee and Board of Directors of the Company; Fairness of the Merger,"
"-- Purpose and Structure of the Merger", and "-- Opinion of Goldman, Sachs & Co.; Summary of Financial Analyses" is incorporated herein by reference.

     (c) The relevant information set forth under the captions
"Introduction -- Record Date; Quorum; Required Vote," and "The
Merger -- Conditions to the Merger; Amendment, Waiver and Termination" is incorporated herein by reference.

     (d) The relevant information set forth under the captions "Special Factors -- Background of the Merger," "-- Recommendation of the Special Committee and Board of Directors of the Company; Fairness of the Merger", and "-- Opinion of Goldman, Sachs & Co.; Summary of Financial Analyses" is incorporated herein by reference.

     (e) The relevant information set forth under the caption "Special Factors -- Background of the Merger" is incorporated herein by reference.

     (f) Not applicable.

ITEM 9.  REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

     (a)-(c) The relevant information set forth under the captions "Special Factors -- Background of the Merger", and "-- Opinion of Goldman, Sachs & Co.; Summary of Financial Analyses" and in Exhibit (b)(1) to this Statement is incorporated herein by reference.

ITEM 10.  INTEREST IN SECURITIES OF THE ISSUER.

     (a) The relevant information set forth under the captions
"Introduction -- Record Date; Quorum; Required Vote"; "Special
Factors -- Interest of Certain Persons in the Merger" and "Ownership of Common Shares" is incorporated herein by reference.

     (b) The relevant information set forth in "Transactions by Certain Persons in Common Shares" is incorporated herein by reference.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

     The relevant information set forth under the captions "Special
Factors -- Interest of Certain Persons in the Merger" and "The Merger" and in Annex A to the Revised Preliminary Proxy Statement is incorporated herein by reference, and pursuant to Instruction D to Schedule 13E-3, the Voting Trust Agreement, dated as of February 5, 1991, by and among the Company, Parent, Marcel L. Bich, Neil Pollio, Bruno Bich and Francois Bich, as amended February 3, 1992, for the purpose of naming Alexander Alexiades as successor voting trustee and the Amendment to Voting Trust Agreement, dated July 5, 1995, is incorporated herein by reference.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

     (a) and (b) The relevant information set forth under the captions "Introduction -- The Special Meeting"; "-- Record Date; Quorum; Required Vote"; "Special Factors -- Recommendations of the Special Committee and Board of Directors; Fairness of the Merger" and "-- Interest of Certain Persons in the Merger" is incorporated herein by reference.

ITEM 13.  OTHER PROVISIONS OF THE TRANSACTION.

     (a) The relevant information set forth under the caption "The
Merger -- Dissenters' Rights" and in Annex C to the Revised Preliminary Proxy Statement is incorporated herein by reference.

     (b) and (c) Not applicable.

ITEM 14.  FINANCIAL INFORMATION.


     (a) The relevant information set forth under the caption "Selected Consolidated Financial Data of the Company" in the Revised Preliminary Proxy Statement is incorporated by reference herein and, pursuant to Instruction D to
Schedule 13E-3, the following are incorporated by reference herein: (i) the "Consolidated Financial Statements and Financial Statement Schedules" from the Company's Annual Report on Form 10-K for the fiscal year ended January 1, 1995 (copies of which is filed as Exhibit (g)(1) to this Statement); and (ii) Part I, "Financial Information," Item 1, "Condensed Consolidated Financial Statements" from the Company's Quarterly Report on Form 10-Q for the quarter ended October 1, 1995 (copies of which is filed as Exhibit (g)(2) to this Statement).


     (b) Not applicable.

ITEM 15.  PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

     (a) and (b) The relevant information set forth under the captions "Introduction -- Solicitation of Proxies", "Special Factors -- Fees and Expenses"; "-- Background of the Merger", "-- Opinion of Goldman, Sachs & Co.; Summary of Financial Analyses" is incorporated herein by reference.

ITEM 16.  ADDITIONAL INFORMATION.

     The information set forth in the Revised Preliminary Proxy Statement is incorporated herein by reference in its entirety.

ITEM 17.  MATERIAL TO BE FILED AS EXHIBITS.


(a)      Not applicable.
(b)(1)   Form of opinion of Goldman, Sachs & Co. is incorporated by reference from
         Annex B to the Revised Preliminary Proxy Statement filed as Exhibit (d)(1)
         hereto.
(b)(2)   A report by Goldman, Sachs & Co. to the Special Committee, dated August 15,
         1995, on certain financial analyses.*
(b)(3)   A report by Donaldson, Lufkin & Jenrette Securities Corporation to Parent,
         dated June 22, 1995, on certain financial analyses.*
(b)(4)   A report by Donaldson, Lufkin & Jenrette Securities Corporation to Parent,
         dated July 10, 1995, on certain financial analyses.*
(c)(1)   Agreement and Plan of Merger, dated as of August 15, 1995, by and among
         Parent, Mergeco, the Company and Bruno Bich, as Voting Trustee, is
         incorporated by reference from Annex A to the Revised Preliminary Proxy
         Statement filed as Exhibit (d)(1) hereto.
(c)(2)   Voting Trust Agreement, dated as of February 5, 1991, by and among the
         Company, Parent, Marcel L. Bich, Neil Pollio, Bruno Bich and Francois
         Bich.*
(c)(3)   Amendment to Voting Trust Agreement, dated as of February 3, 1992, by and among the Company, Parent, Marcel L. Bich, Bruno Bich, Francois Bich and
         Alexander Alexiades.*
(c)(4)   Amendment No. 2 to Voting Trust Agreement, dated as of July 5, 1993, by and among the Company, Parent, Marcel L. Bich, Bruno Bich, Alexander Alexiades
         and Bermuda Trust Company Limited.*
(c)(5)   Form of Stipulation of Settlement pertaining to In re BIC Corp.
         Shareholders Litigation.
(d)(1)   Revised Preliminary Proxy Statement of the Company for the Special Meeting
         of Shareholders of the Company.
(e)(1)   Statement of appraisal rights is incorporated by reference from Annex C to the Revised Preliminary Proxy Statement filed as Exhibit (d)(1) hereto.
(f)      Not applicable.
(g)(1)   Consolidated Financial Statements and Financial Statement Schedules from the Company's Annual Report on Form 10-K for the fiscal year ended January
         1, 1995.*
(g)(2)   Part I, "Financial Information," Item 1, "Condensed Consolidated Financial
         Statements" from the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended October 1, 1995.


---------------
* Previously filed

                                   SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.

                                          BIC CORPORATION


Date: November 1, 1995                    By: /s/  THOMAS M. KELLEHER


                                            ------------------------------------
                                            Name: Thomas M. Kelleher, Esq.
                                            Title:  General Counsel and
                                              Secretary

                                   SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.

                                          SOCIETE BIC S.A.


Date: November 1, 1995                    By: /s/  BRUNO BICH


                                            ------------------------------------
                                            Name: Bruno Bich
                                            Title:  Chairman of the Board and
                                              President

                                   SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.

                                          BRUNO BICH, AS VOTING TRUSTEE


Date: November 1, 1995                    By: /s/  BRUNO BICH


                                            ------------------------------------
                                            Name: Bruno Bich
                                            Title:  as voting trustee pursuant
                                                    to the Voting Trust
                                                    Agreement

                                   SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.

                                          BIC MERGER CORPORATION


Date: November 1, 1995                    By: /s/  BRUNO BICH


                                            ------------------------------------
                                            Name: Bruno Bich
                                            Title:  President and Treasurer

                                 EXHIBIT INDEX


                                                                                       PAGE IN
                                                                                     SEQUENTIALLY
                                                                                       NUMBERED
EXHIBIT                                  DESCRIPTION                                     COPY
-------   -------------------------------------------------------------------------  ------------
(a)       Not applicable.
(b)(1)    Form of Opinion of Goldman, Sachs & Co. is incorporated by reference from
          Annex B to the Revised Preliminary Proxy Statement filed as Exhibit
          (d)(1) hereto.
(b)(2)    A report by Goldman, Sachs & Co. to the Special Committee, dated August
          15, 1995, on certain financial analyses.*
(b)(3)    A report by Donaldson, Lufkin & Jenrette Securities Corporation to
          Parent, dated June 22, 1995, on certain financial analyses.*
(b)(4)    A report by Donaldson, Lufkin & Jenrette Securities Corporation to
          Parent, dated July 10, 1995, on certain financial analyses.*
(c)(1)    Agreement and Plan of Merger, dated as of August 15, 1993, among the
          Company, Parent, Mergeco and Bruno Bich, as voting trustee, is incorporated by reference from Annex A to the Revised Preliminary Proxy
          Statement filed as Exhibit (d)(1) hereto.
(c)(2)    Voting Trust Agreement, dated as of February 5, 1991, by and among the
          Company, Parent, Marcel L. Bich, Neil Pollio, Bruno Bich and Francois
          Bich.*
(c)(3)    Amendment to Voting Trust Agreement, dated as of February 3, 1992, by and among the Company, Parent, Marcel L. Bich, Bruno Bich, Francois Bich and
          Alexander Alexiades.*
(c)(4)    Amendment No. 2 to Voting Trust Agreement, dated as of July 5, 1993, by and among the Company, Parent, Marcel L. Bich, Bruno Bich, Alexander
          Alexiades and Bermuda Trust Company Limited.*
(c)(5)    Form of Stipulation of Settlement pertaining to In re BIC Corp.
          Shareholders Litigation.
(d)(1)    Revised Preliminary Proxy Statement of the Company for the Special
          Meeting of Shareholders of the Company.
(e)(1)    Statement of appraisal rights is incorporated by reference from Annex C to the Revised Preliminary Proxy Statement filed as Exhibit (d)(1)
          hereto.
(f)       Not applicable.
(g)(1)    Consolidated Financial Statements and Financial Statement Schedules from the Company's Annual Report on Form 10-K for the fiscal year ended
          January 1, 1995.*
(g)(2)    Part I, "Financial Information," Item 1, "Condensed Consolidated
          Financial Statements" from the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended October 1, 1995.


---------------

* Previously filed.